United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             ____________________

                      Date of Report:  February 27, 1996
                             ____________________


                     MCDONNELL DOUGLAS FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)



       Delaware                   95-2564584                0-10795
     (State or other           (I.R.S. Employer       (Commission File No.)
    jurisdiction of           Identification No.)
    Incorporation or
    Organization)


    4060 Lakewood Boulevard, 6th Floor - Long Beach, California 90808-1700
                   (Address of principal executive offices)

                                (310) 627-3000
             (Registrant's telephone number, including area code)
                             ____________________
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Item 5. Other Events

The following consolidated balance sheet and consolidated statement of income and income retained for growth of McDonnell Douglas Finance Corporation and its subsidiaries is provided for public reference prior to the to the filing of the Form 10-K for the year ended December 31, 1995. The Form 10-K is expected to be filed on or before April 1, 1996.

McDonnell Douglas Finance Corporation and Subsidiaries
Consolidated Balance Sheet

                                                          December 31,
(Dollars in millions, except                            1995        1994
 stated value and par value)

ASSETS
  Financing receivables:
  Investment in finance leases                      $ 1,249.7    $  1,090.3
  Notes receivable                                      263.5         351.7
                                                      1,513.2       1,442.0
  Allowance for losses on financing receivables         (42.3)        (40.7)


  Financing receivables, net                          1,470.9       1,401.3
  Cash and cash equivalents                              12.6          13.1
  Equipment under operating leases, net                 475.5         374.3
  Equipment held for sale or re-lease                    28.6          12.1
  Accounts with MDC and MDFS                             18.5          44.9
  Other assets                                           43.5          83.9
                                                    $ 2,049.6    $  1,929.6

LIABILITIES AND SHAREHOLDER'S EQUITY
Short-term notes payable                            $    13.7    $    103.8
Accounts payable and accrued expenses                    41.8          44.0
Other liabilities                                        82.5          92.5
Deferred income taxes                                   305.4         306.1
Long-term debt:
       Senior                                         1,206.3       1,023.8
       Subordinated                                     119.7          87.5
                                                      1,769.4       1,657.7


Shareholder's equity:
Preferred stock - no par value; authorized 100,000
  shares:
Series A; $5,000 stated value; authorized, issued
  and outstanding 10,000 shares                          50.0          50.0
Common stock $100 par value; authorized 100,000
  shares; issued and outstanding 50,000 shares            5.0           5.0
Capital in excess of par value                           89.5          89.5
Income retained for growth                              135.7         127.4
                                                        280.2         271.9

                                                    $ 2,049.6    $  1,929.6
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McDonnell Douglas Finance Corporation and Subsidiaries
Consolidated Statement of Income and Income Retained for Growth



                                             Years Ended December 31,
(Dollars in millions)                         1995      1994     1993

OPERATING INCOME
Finance lease income                      $   104.3 $   100.7   $   90.1
Interest income on notes receivable            27.2      29.4       38.9
Operating lease income, net of
 depreciation expense of $48.2, $39.9,
 $39.0 in 1995, 1994, and 1993,                41.1      38.5       35.9
 respectively
Net gain on disposal or re-lease of             8.7      11.1       23.7
 assets
Other                                          10.2       7.9        9.9
                                              191.5     187.6      198.5

 EXPENSES
Interest expense                              101.9     108.3      116.4
Provision for losses                           12.2       9.9        8.6
Operating expenses                             11.3      15.2       20.3
Other                                           4.9      12.3       12.4
                                              130.3     145.7      157.7
 Income before taxes on income                 61.2      41.9       40.8
 Provision for income taxes                    21.9      13.6       24.0
 Net income                                    39.3      28.3       16.8
 Income retained for growth at beginning      127.4     129.6      116.4
   of year
 Dividends                                   (31.0)     (30.5)      (3.6)
 Income retained for growth at end of     $   135.7 $   127.4   $  129.6
   year
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                            Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              McDonnell Douglas Finance Corporation


February 27, 1996             /s/ Steven W. Vogeding
                              __________________________________
                              Steven W. Vogeding
                              Vice President and Chief Financial
                              Officer (Principal Financial Officer) and
                              Registrant's Authorized Officer